Supplement to the
Fidelity® Sustainable Core Plus Bond ETF
December 30, 2023
Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Benjamin Harrison (Co-Portfolio Manager) has managed the fund since 2024.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Benjamin Harrison is Co-Portfolio Manager of Fidelity® Sustainable Core Plus Bond ETF, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Harrison has worked as a managing director of research and business development and portfolio manager.
Michael Cheng no longer serves as Co-Portfolio Manager of the fund.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Brian Day (Co-Portfolio Manager) has managed the fund since 2024.
Stacie Ware (Co-Portfolio Manager) has managed the fund since 2024.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Brian Day is Co-Portfolio Manager of Fidelity® Sustainable Core Plus Bond ETF, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2012, Mr. Day has worked as a trader and portfolio manager.
Stacie Ware is Co-Portfolio Manager of Fidelity® Sustainable Core Plus Bond ETF, which she has managed since 2024. She also manages other funds.  Since joining Fidelity Investments in 2018, Ms. Ware has worked as a quantitative analyst and portfolio manager.
CPB-PSTK-1024-101 1.9916472.101	October 30, 2024